UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 30, 2015

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 30, 2015, Inogen, Inc. (“Inogen”) issued a news release reaffirming 2015 revenue, adjusted EBITDA and net income guidance.  Inogen also reaffirmed 2016 revenue guidance and provided 2016 net income and adjusted EBITDA guidance.  A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Additionally, at the 27th Annual Piper Jaffray Healthcare Conference in New York City on Tuesday, December 1, 2015 and the Evercore ISI MedTools & Outsourcing Investor Forum in Boston on Wednesday, December 2, 2015, our officers will participate in sessions with analysts and investors and will refer to a slide presentation. A copy of this presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The presentation will be posted on our website, www.inogen.com, on November 30, 2015. Included in this presentation is a discussion of our business and certain financial information regarding 2015 and 2016 guidance.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Non-GAAP Financial Measures

This filing includes certain non-GAAP financial measures as defined by SEC rules.  Historically, Inogen has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see Inogen “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP financial measures are not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP.  For future periods, we are unable to provide a reconciliation of Adjusted EBITDA to net income/(loss) as a result of the uncertainty regarding, and the potential variability of, the amounts of interest income, interest expense, depreciation and amortization, stock-based compensation, provisions for income taxes, and certain other infrequently occurring items, such as acquisition related costs, that may be incurred in the future.  Our quarterly and annual results as reported in these non-GAAP measures will be reconciled to the most directly comparable GAAP financial measures when such actual results are announced by Inogen.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to our current GAAP and non-GAAP guidance and estimates of 2015 and 2016 revenue, adjusted EBITDA, net income, and cash flow.  Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that Inogen will not realize anticipated revenue; the impact of reduced reimbursement rates, including in connection with the implementation of the competitive bidding and the Center for Medicare and Medicaid Services (CMS) rules; the possible loss of key employees, customers, or suppliers; and intellectual property risks if Inogen is unable to secure and maintain patent or other intellectual property protection for the intellectual property used in its products. In addition, Inogen's business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of its products; its ability to successfully launch new products and applications; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations in customer operations; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen's business and operating results are contained in Inogen's Annual Report on Form 10-K for the year ended December 31, 2014 and in Inogen's subsequent reports filed with the Securities and Exchange Commission, including Inogen's Quarterly Report on Form 10-Q for the period ended September 30, 2015. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release, dated November 30, 2015.
99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:/s/Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  November 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 30, 2015.
99.2	Investor Presentation.